UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 9, 2010 (August 3, 2010)

CommonWealth REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-332-3990

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
Item 1.02.	Termination of Material Definitive Agreement.
Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Credit Facility

On August 9, 2010, CommonWealth REIT, or the Trust, entered into a new $750 million unsecured revolving credit facility with Wells Fargo Bank, National Association and a syndicate of other lenders. The new credit facility replaces the prior $750 million unsecured revolving credit facility that was scheduled to mature on August 22, 2010.   The stated maturity date of the new credit facility is August 8, 2013 and, subject to the payment of an extension fee and meeting certain other conditions, there is an option to extend the stated maturity date by one year.  The Trust used the initial proceeds from the new credit facility to repay the $300 million outstanding under the terminated credit facility.

Amounts borrowed under the new credit facility bear interest at LIBOR plus 2%, subject to adjustment should the Trust’s credit rating change.  Borrowings under the new credit facility are unsecured, and are guaranteed by substantially all of the Trust’s subsidiaries.  Funds available under the new credit facility may be drawn, repaid and redrawn until maturity and there are no scheduled principal payments prior to maturity.  The new credit facility provides for acceleration of principal and payment of all other amounts payable thereunder upon the occurrence and continuation of certain events of default.  The proceeds of the new credit facility are available for general business purposes, including acquisitions.  The new credit facility agreement contains a number of customary financial covenants which generally restrict the Trust’s ability to incur debts, including debts secured by mortgages on its properties, in excess of calculated amounts, require the Trust to maintain a minimum net worth and require the Trust to maintain other financial ratios.

The foregoing description of the new credit facility is not complete and is subject to and qualified in its entirety by reference to the new credit facility agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Amendment to Business Management Agreement

On August 3, 2010, the Trust and Reit Management & Research LLC, or Reit Management, entered into an amendment to their business management agreement.  The amendment adjusted the determination of the incentive fee payable by the Trust to Reit Management under the business management agreement to give proportional effect to splits, dividends, subdivisions, combinations, consolidations or recapitalizations of the Trust’s common shares of beneficial interest, $0.01 par value per share, or common shares, including the Trust’s recent reverse stock split on July 1, 2010, that resulted in a four for one combination of the Trust’s common shares.  In addition, the amendment clarified that, if a party makes a demand to arbitrate a dispute pursuant to the applicable arbitration provision, any challenge to the enforceability of the arbitration provision shall also be determined by the arbitrators.  The terms of the amendment described above were reviewed, approved and adopted by the Compensation Committee of the Board of Trustees of the Trust, which is comprised solely of Independent Trustees.

The foregoing description of the amendment to the business management agreement is not complete and is subject to and qualified in its entirety by reference to the amendment, a copy of which is attached as Exhibit 10.2 and is incorporated herein by reference.

Information Regarding Certain Relationships and Related Transactions

One of the Trust’s Managing Trustees, Barry M. Portnoy, is the Chairman and majority owner of Reit Management.  The Trust’s other Managing Trustee, Adam D. Portnoy, owns the remainder of Reit Management and is a director, President and Chief Executive Officer of Reit Management.  The Trust’s executive officers are also officers of Reit Management.

The Trust currently owns approximately 14.3% of the outstanding equity of Affiliates Insurance Company, or Affiliates Insurance.  The other shareholders of Affiliates Insurance are Reit Management and five other companies to which Reit Management provides management services, and all of the Trust’s trustees are also directors of Affiliates Insurance.  Reit Management provides certain management and administrative services to Affiliates Insurance, and an affiliate of Reit Management, RMR Advisors, Inc., acts as Affiliates Insurance’s investment adviser.

The Trust understands that Reit Management and the other companies to which Reit Management provides management services also have certain other relationships with each other, including business and property management agreements and lease arrangements.  In addition, officers of Reit Management serve as officers of those companies.  The Trust understands that further information regarding those relationships is provided in the applicable periodic reports and proxy statements filed by those other companies with the Securities and Exchange Commission.  Barry M. Portnoy is a managing trustee or managing director of each of the other publicly traded companies to which Reit Management provides management services, including Senior Housing Properties Trust and Government Properties Income Trust.  Adam D. Portnoy is also a managing trustee or managing director of some of those other companies, including Senior Housing Properties Trust and Government Properties Income Trust, and is the president of Government Properties Income Trust.  In addition, the Trust’s Independent Trustees also serve as directors or trustees of certain of those other companies, including Frederick N. Zeytoonjian, who is one of the Trust’s Independent Trustees and also serves as an independent trustee of Senior Housing Properties Trust.

Senior Housing Properties Trust was formerly a 100% owned subsidiary of the Trust until its spin off from the Trust in 1999.  The Trust has in the past engaged in transactions with Senior Housing Properties Trust since Senior Housing Properties Trust’s spin off, including sales of medical office, clinic and biotech laboratory buildings and related agreements, which have been previously reported by the Trust, and Senior Housing Properties Trust currently owns less than 1% of the Trust’s outstanding common shares.  Reit Management provides management services to Senior Housing Properties Trust.

Government Properties Income Trust was a 100% owned subsidiary of the Trust prior to the completion of its initial public offering in June 2009.  Prior to and in connection with that offering, the Trust engaged in transactions with Government Properties Income Trust, including transfers of certain properties and related agreements.  On June 14, 2010, certain subsidiaries of the Trust entered into 15 Purchase and Sale Agreements with Government Properties Income Trust for the sale by such subsidiaries of the Trust to Government Properties Income Trust, or certain of Government Properties Income Trust’s subsidiaries, of 15 properties for cash purchase prices aggregating $231.0 million.  As of the date of this report, the Trust continues to own approximately 31.8% of the issued and outstanding common shares of beneficial interest of Government Properties Income Trust.  Reit Management provides management services to Government Properties Income Trust.

For further information regarding certain relationships and related transactions with respect to the Trust, its Trustees and officers, and Reit Management, please refer to the Trust’s filings with the Securities and Exchange Commission, including the Trust’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (including the sections captioned “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Related Person Transactions”), the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2010 (including the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Related Person Transactions” and “Risk Factors”), and the Proxy Statement for the 2010 annual meeting of shareholders of the Trust (including the information regarding the Trust’s Trustees and officers set forth therein and the section captioned “Related Person Transactions and Company Review of Such Transactions”).

WARNING CONCERNING FORWARD LOOKING STATEMENTS

CERTAIN STATEMENTS CONTAINED IN THIS REPORT ARE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND FEDERAL SECURITIES LAWS.  THESE INCLUDE STATEMENTS REGARDING FUTURE AVAILABILITY OF BORROWINGS AND THE INTEREST PAID ON DRAWINGS UNDER THE NEW CREDIT FACILITY.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FOR EXAMPLE, CONTINUED AVAILABILITY OF BORROWINGS UNDER THE NEW CREDIT FACILITY IS SUBJECT TO THE TRUST’S SATISFYING CERTAIN FINANCIAL

COVENANTS AND MEETING OTHER CUSTOMARY CONDITIONS, AND ACTUAL ANNUAL COSTS WILL BE HIGHER THAN LIBOR PLUS A PREMIUM ON DRAWINGS UNDER THE NEW CREDIT FACILITY BECAUSE OF THE INCLUSION OF OTHER FEES AND EXPENSES ASSOCIATED WITH THE NEW CREDIT FACILITY. SOME OF THESE FACTORS ARE BEYOND THE TRUST’S CONTROL.  FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.  EXCEPT AS MAY BE REQUIRED BY LAW, THE TRUST DOES NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1

Credit Agreement dated as of August 9, 2010 by and among CommonWealth REIT, Wells Fargo Bank, National Association, as Administrative Agent, Bank of America, N.A., as Syndication Agent, each of Regions Bank, Royal Bank of Canada and Sumitomo Mitsui Banking Corporation, as Documentation Agents, each of Wells Fargo Securities, LLC and Banc of America Securities LLC, as Joint Lead Arrangers and Joint Lead Bookrunners, and each of the financial institutions initially a signatory thereto together with their assignees

10.2	Second Amendment to Business Management Agreement, dated as of August 3, 2010, by and between CommonWealth REIT and Reit Management & Research LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH REIT

By:	/s/ John C. Popeo
John C. Popeo
Treasurer and Chief Financial Officer

Dated: August 9, 2010

EXHIBIT INDEX

Exhibit	Description

10.1

Credit Agreement dated as of August 9, 2010 by and among CommonWealth REIT, Wells Fargo Bank, National Association, as Administrative Agent, Bank of America, N.A., as Syndication Agent, each of Regions Bank, Royal Bank of Canada and Sumitomo Mitsui Banking Corporation, as Documentation Agents, each of Wells Fargo Securities, LLC and Banc of America Securities LLC, as Joint Lead Arrangers and Joint Lead Bookrunners, and each of the financial institutions initially a signatory thereto together with their assignees

10.2	Second Amendment to Business Management Agreement, dated as of August 3, 2010, by and between CommonWealth REIT and Reit Management & Research LLC